SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (date of earliest event reported) July 12, 1999


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




    Delaware                        0-16014                    23-2417713
 (State or other           (Commission File Number)          (IRS Employer
 jurisdiction of                                          Identification No.)
  incorporation)



                Main at Water Street -  Coudersport,  PA 16915-1141  (Address of
               principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830

Item 5.  Other Events.

         Adelphia has entered into a First Amendment to the Agreement and Plan of Merger dated as of July 12, 1999 ("First Amendment") and a Second Amendment to the Agreement and Plan of Merger dated as of July 29, 1999 (together with the First Amendment, the "Amendments") with respect to its pending merger with Century Communications Corp. and the related Agreement and Plan of Merger dated as of March 5, 1999 ("Merger Agreement"). The Amendments are being filed as exhibits to this Form 8-K and are incorporated by reference herein.

         As contemplated by the Merger Agreement, Adelphia has also (i) prepared a proxy statement to be mailed to Adelphia stockholders which reflects that Adelphia has set the record date as August 12, 1999 and the meeting date as October 1, 1999 for its special stockholder meeting to approve the merger with Century, (ii) entered into a Registration Rights Agreement with respect to the Class A common stock of Adelphia that will be received in the merger by the holders of the Class B common stock of Century, and (iii) entered into a Tag-Along Rights Agreement with the holders of Century Class B common stock, Ms. Claire Tow, and holders of Adelphia Class B common stock. The Registration Rights Agreement and the Tag-Along Rights Agreement are being filed as exhibits to this Form 8-K and are incorporated by reference herein.

         Also as contemplated by the Merger Agreement, Adelphia has agreed to purchase from Citizens Cable Company its 50% interest in the Citizens-Century Cable Television Joint Venture, which serves approximately 91,000 basic subscribers in California. The purchase will take place at the effective time of the Century merger. The purchase price for this interest will be approximately $157.7 million, comprised of approximately $27.7 million in cash, approximately
1.85 million shares of Adelphia Class A common stock, and the assumption of indebtedness. The agreement for this transaction is being filed as an exhibit to this Form 8-K and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

Exhibit No.        Description

2.01 First Amendment to Agreement and Plan of Merger dated as of July 12, 1999 with respect to merger with Century Communications Corp. (filed herewith)

2.02 Second Amendment to Agreement and Plan of Merger dated as of July 29, 1999 with respect to merger with Century Communications Corp. (filed herewith)

10.01 Registration Rights Agreement dated as of July 12, 1999, among Adelphia, the Century Class B Holders and Ms. Claire Tow (filed herewith)

10.02 Tag-Along Rights Agreement dated as of July 12, 1999, among Adelphia, the Century Class B Holders, Ms. Claire Tow and the holders of Adelphia Class B Common Stock named therein (filed herewith)

10.03 Purchase Agreement dated as of July 12, 1999, between Adelphia and Citizens Cable Company.(filed herewith)

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 12, 1999                   ADELPHIA COMMUNICATIONS CORPORATION

                                            (Registrant)

                                            By:   /s/ Timothy J. Rigas
                                                      Timothy J. Rigas
                                                     Executive Vice President,
                                                     Treasurer and Chief
                                                     Financial Officer

                                  EXHIBIT INDEX

Exhibit No.        Description

2.01 First Amendment to Agreement and Plan of Merger dated as of July 12, 1999 with respect to merger with Century Communications Corp. (filed herewith)

2.02 Second Amendment to Agreement and Plan of Merger dated as of July 29, 1999 with respect to merger with Century Communications Corp. (filed herewith)

10.01 Registration Rights Agreement dated as of July 12, 1999, among Adelphia, the Century Class B Holders and Ms. Claire Tow (filed herewith)

10.02 Tag-Along Rights Agreement dated as of July 12, 1999, among Adelphia, the Century Class B Holders, Ms. Claire Tow and the holders of Adelphia Class B Common Stock named therein (filed herewith)

10.03 Purchase Agreement dated as of July 12, 1999, between Adelphia and Citizens Cable Company. (filed herewith)